Real Estate Investments, Net	6 Months Ended
Jun. 30, 2020
Real Estate Investments, Net [Abstract]
Real Estate Investments, Net
Note 3 — Real Estate Investments, Net
Property Acquisitions and Development Costs
The Company invests in MOBs, seniors housing properties and other healthcare-related facilities primarily to expand and diversify its portfolio and revenue base. The Company owned 200 properties as of June 30, 2020. During the six months ended June 30, 2020, the Company, through wholly owned subsidiaries of the OP, completed its acquisitions of one multi-tenant MOB, three single tenant MOBs and four SHOPs for an aggregate contract purchase price of $103.9 million.
The following table presents the allocation of real estate assets acquired and liabilities assumed, as well as capitalized construction in progress, during the six months ended June 30, 2020 and 2019:

	Six Months Ended June 30,
(In thousands)	2020	2019
Real estate investments, at cost:
Land	$6,900	$3,537
Buildings, fixtures and improvements	86,687	35,227
Development costs	—	3,434
Total tangible assets	93,587	42,198
Acquired intangibles:
In-place leases and other intangible assets (1)	9,385	3,625
Market lease and other intangible assets (1)	472	31
Market lease liabilities (1)	(362)	(1,483)
Total intangible assets and liabilities	9,495	2,173
Mortgage notes payable, net	(13,883)	—
Other assets acquired and liabilities assumed in the Asset Acquisition, net	1,786	—
Cash paid for real estate investments, including acquisitions	$90,985	$44,371
Number of properties purchased	8	5
______

(1)
Weighted-average remaining amortization periods for in-place leases, an above-market lease and a below-market lease liability acquired were 2.3 years and 7.0 years as of June 30, 2020 and 2019, respectively.

Development Project
In August 2015, the Company entered into an asset purchase agreement and development agreement to acquire land and construction in progress, and subsequently fund the remaining construction, of a development property in Jupiter, Florida for $82.0 million. As of December 31, 2019, the Company had funded $97.8 million, including $10.0 million for the land and $87.8 million for construction in progress.
The Company had been working for some time to obtain a certificate of occupancy for the facility (“CO”), which was ultimately obtained in December 2019. Historically, all construction costs, including capitalized interest, insurance and real estate taxes were capitalized and classified in construction is progress on the Company’s consolidated balance sheet. In December 2019, the development reached substantial completion and the Company reclassified the entire amount in construction in progress.
During the six months ended June 30, 2019, the Company incurred $9.1 million in capitalized costs, including capitalized interest, related to the development project in Jupiter, Florida. All acquisitions in 2020 and 2019 were considered asset acquisitions for accounting purposes.
Obtaining the CO was a necessary condition to leasing the property to any tenant other than a tenant associated with the developer of the property, which had been, and remains in, default under its agreements with the Company. The Company entered into a lease for 10% of the rentable square feet at the property, but the tenant is not required to pay the Company cash rent until May 2021. There can be no assurance as to the timing or terms of any additional leases or as to if and when the property may generate positive cash flow allowing the Company to earn a return on its investment in this property.
During the fourth quarter of 2019, in connection with the substantial completion of the development property, the Company began to evaluate it for a potential sale. As a result of this potential change in plans, the Company concluded this held for use asset was impaired and recognized an impairment charge to its respective operating real estate components. During the second quarter of 2020, the Company identified a purchaser and began negotiating a purchase and sale agreement (“PSA”) to sell the property. In August 2020, the Company entered into a definitive PSA to sell the property. The disposition is subject to conditions, and there can be no guarantee that the disposition will be completed on the contemplated terms, or at all. See Note 17 — Subsequent Events for further details. As a result the outcomes of negotiations regarding the potential sale during the second quarter of 2020, the Company recognized an additional impairment with respect to the property (see Assets Held For Use and Related Impairments below for additional information) representing the amount by which the carrying amount of the property exceeds the Company’s estimate of the net sales price set forth in the PSA described above.
Significant Tenants
As of June 30, 2020 and 2019, the Company did not have any tenants (including for this purpose, all affiliates of such tenants) whose annualized rental income on a straight-line basis represented 10% or greater of total annualized rental income for the portfolio on a straight-line basis. The following table lists the states where the Company had concentrations of properties where annualized rental income on a straight-line basis represented 10% or more of consolidated annualized rental income on a straight-line basis for all properties as of June 30, 2020 and 2019:

	June 30,
State	2020	2019
Florida (1)	22.2%	26.2%
Michigan (2)	10.5%	10.6%

_________
* State’s annualized rental income on a straight-line basis was not greater than 10% of total annualized rental income for all portfolio properties as of the date specified.
(1) In August 2020, the Company entered into a PSA to sell three assets in Florida including the recently completed development project in Jupiter, Florida and its two skilled nursing facilities in Lutz, Florida and Wellington, Florida. These dispositions are subject to conditions, and there can be no guarantee that the dispositions will be completed on the contemplated terms, or at all. See Note 17 — Subsequent Events for more information.
(2) As of June 30, 2020, the Company had 11 SHOP assets located in Michigan that are under contract to be sold pursuant to a PSA. See “Assets Held for Sale and Related Impairments” in this note for more information.
Intangible Assets and Liabilities
The following table discloses amounts recognized within the consolidated statements of operations and comprehensive loss related to amortization of in-place leases and other intangible assets, amortization and accretion of above-and below-market lease assets and liabilities, net and the amortization and accretion of above-and below-market ground leases, for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2020	2019	2020	2019
Amortization of in-place leases and other intangible assets (1)	$3,898	$4,062	$7,907	$7,959
(Accretion) and Amortization of above-and below-market leases, net (2)	$(181)	$(110)	$(218)	$(156)
Amortization of above-and below-market ground leases, net (3)	$40	$21	$79	$43
________

(1)	Reflected within depreciation and amortization expense.

(2)	Reflected within rental income.

(3)	Reflected within property operating and maintenance expense.
The following table provides the projected amortization expense and adjustments to revenues for the next five years:

(In thousands)	2020 (remainder)	2021	2022	2023	2024
In-place lease assets	$5,942	$10,710	$8,704	$6,830	$6,070
Other intangible assets	306	613	613	613	588
Total to be added to amortization expense	$6,248	$11,323	$9,317	$7,443	$6,658

Above-market lease assets	$(866)	$(993)	$(645)	$(307)	$(260)
Below-market lease liabilities	904	1,269	1,208	1,095	955
Total to be added to revenue from tenants	$38	$276	$563	$788	$695

Dispositions
During the six months ended June 30, 2020 the Company sold one MOB property which resulted in a gain on sale of $2.3 million. This property sold for a contract price of $8.6 million.On February 6, 2019, the Company sold five MOB properties in New York for a contract sales price of $45.0 million, resulting in a gain on sale of real estate investments of $6.1 million which is included on the Consolidated Statement of Operations for the six months ended June 30, 2019.
Impairments
The following table presents impairments recorded during the six months ended June 30, 2020. There were no impairments recorded for the six months ended June 30, 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2020	2019	2020	2019
Assets held for sale	$—	$—	$18,038	$—
Assets held for use	13,793	19	13,793	19
Total	$13,793	$19	$31,831	$19

For additional information on impairments related to assets held for sale and assets held for use, see the “Assets Held for Sale and Related Impairments” and “Assets Held for Use and Related Impairments” sections below.
Assets Held for Sale and Related Impairments
When assets are identified by management as held for sale, the Company reflects them separately on its balance sheet and stops recognizing depreciation and amortization expense on the identified assets and estimates the sales price, net of costs to sell, of those assets. If the carrying amount of the assets classified as held for sale exceeds the estimated net sales price, the Company records an impairment charge equal to the amount by which the carrying amount of the assets exceeds the Company’s estimate of the net sales price of the assets. For held-for-sale properties, the Company predominately uses the contract sale price as fair market value.
Michigan SHOPs
In January 2020, the Company entered into a PSA for the sale of a portfolio of 14 SHOPs located in Michigan (the “Michigan SHOPs”) as a single portfolio for $71.8 million. During April, 2020, the PSA was amended so that only 11 of the Michigan SHOPs will be sold pursuant to this PSA for $11.8 million .In addition, the original deposit made by the buyer was reduced from $1.0 million to $0.3 million. The buyer has paid the $0.3 million deposit to the Company which is non-refundable under the amended PSA. The due diligence is completed with respect to the 11 Michigan SHOPs to be sold and there was no additional deposit made at the conclusion of the due diligence period. The closing is expected to occur shortly after the facilities, which are currently closed due to COVID-19, have been opened to the public in compliance with all applicable governmental orders and guidelines, but there can be no assurance as to when this will occur. There also can be no assurance that the sale of these properties will close under the proposed terms, or at all.
The Company determined that the 11 Michigan SHOPs should be classified as held for sale as of June 30, 2020 and the 14 Michigan SHOPs were previously classified as held for sale as of December 31, 2019. An impairment charge of $22.6 million had previously been taken with respect to the 14 Michigan SHOPs during the three months ended September 30, 2019. As a result of the change in the asset group and sales price, the Company recognized an incremental impairment charge of $18.0 million in the six months ended June 30, 2020, bringing the cumulative impairment on the now 11 Michigan SHOPs to $40.7 million, representing the amount by which the carrying amount of the 11 Michigan SHOPs exceeded the Company’s estimate of the net sales price for those 11 properties.
As a result, the three remaining Michigan SHOPs no longer qualify as held for sale and were reclassified to assets held for use at their original carrying values as of March 31, 2020 and an additional $0.7 million in catch-up depreciation was recorded in the six months ended June 30, 2020.
As of June 30, 2020, for the 11 Michigan SHOPs that are classified as held for sale, seven Michigan SHOPs were part of the borrowing base of the Credit Facility, one was mortgaged under the Fannie Mae Master Credit Facilities (as defined below) and three were unencumbered.
Balance Sheet Details - Assets Held for Sale
The following table details the major classes of assets associated with the properties that are classified as held for sale as of June 30, 2020 and December 31, 2019:

(In thousands)	June 30, 2020	December 31, 2019
Land	$797	$4,051
Buildings, fixtures and improvements	9,991	66,788
Assets held for sale	$10,788	$70,839

Assets Held for Use and Related Impairments
When circumstances indicate the carrying value of a property classified as held for use may not be recoverable, the Company reviews the property for impairment. For the Company, the most common triggering events are (i) concerns regarding the tenant (i.e., credit or expirations) in the Company’s single tenant properties or significant vacancy in the Company’s multi-tenant properties and (ii) changes to the Company’s expected holding period as a result of business decisions or non-recourse debt maturities. If a triggering event is identified, the Company considers the projected cash flows due to various performance indicators, and where appropriate, the Company evaluates the impact on its ability to recover the carrying value of the properties based on the expected cash flows on an undiscounted basis over its intended holding period. The Company makes certain assumptions in this approach including, among others, the market and economic conditions, expected cash flow projections, intended holding periods and assessments of terminal values. Where more than one possible scenario exists, the Company uses a probability weighted approach in estimating cash flows. As these factors are difficult to predict and are subject to future events that may alter management’s assumptions, the future cash flows estimated by management in its impairment analysis may not be achieved, and actual losses for impairment may be realized in the future. If the undiscounted cash flows over the expected hold period are less than the carrying value, the Company reflects an impairment charge to write the asset down to its fair value.
The Company owns held for use properties for which the Company may from time to time reconsider the projected cash flows due to various performance indicators, and where appropriate, the Company evaluates the impact on its ability to recover the carrying value of such properties based on the expected cash flows over its intended holding period. The Company makes certain assumptions in this approach including, among others, the market and economic conditions, expected cash flow projections, intended holding periods and assessments of terminal values. Where more than one possible scenario exists, the Company uses a probability weighted approach. As these factors are difficult to predict and are subject to future events that may alter management’s assumptions, the future cash flows estimated by management in its impairment analysis may not be achieved, and actual losses for impairment may be realized in the future.
As of December 31, 2019, the Company was actively considering plans to sell three assets in Florida including the recently completed development project in Jupiter, Florida and its two skilled nursing facilities in Lutz, Florida and Wellington, Florida. The Company began marketing the properties in 2020.
During the three months ended June 30, 2020, the Company received multiple bids and accepted a non-binding letter of intent from a prospective buyer to purchase the recently completed development project in Jupiter, Florida for $65.0 million and its two skilled nursing facilities in Lutz, Florida and Wellington, Florida for $53.0 million. During August 2020, the Company entered into PSAs with the buyer on the terms generally set forth in the letter of intent. These dispositions are subject to conditions, and there can be no guarantee that any or all the dispositions will be completed on the contemplated terms or at all. See Note 17 — Subsequent Events for further details.
During the six months ended June 30, 2020, the Company recorded an additional impairment charge of $13.8 million on its recently completed development project in Jupiter, Florida representing the amount by which the carrying amount of the property exceeds the Company’s estimate of the net sales price set forth in the PSA described above. The Company recorded an additional impairment charges of $13.8 million for held for use assets during the three and six months ended June 30, 2020, and recorded impairment charges of $19,000 for held for use assets during the three and six months ended June 30, 2019.
The LaSalle Properties
On July 1, 2020, the Company transitioned four triple-net leased properties in Texas (collectively, the “LaSalle Properties”) from the triple-net leased healthcare facilities segment to the SHOP segment, and the LaSalle Properties are now leased to one of the Company’s TRSs and operated and managed on the Company’s behalf by a third-party operator. See Note 17 — Subsequent
Events for further details. In January 2018, the Company entered into an agreement with the prior tenants at the LaSalle Properties (collectively, the “LaSalle Tenant”) in which the Company agreed to forbear from exercising legal remedies, including staying a lawsuit against the LaSalle Tenant, as long as the LaSalle Tenant paid the amounts due for rent and property taxes on an updated payment schedule pursuant to a forbearance agreement. As of June 30, 2020, the LaSalle Tenant remains in default of the forbearance agreement and owes the Company $12.7 million of rent, property taxes, late fees, and interest receivable thereunder.
The Company has the entire receivable balance, including any monetary damages, and related income from the LaSalle Tenant fully reserved as of June 30, 2020. The Company incurred $0.3 million of bad debt expense, including straight-line rent write-offs, related to the LaSalle Tenant during the six months ended June 30, 2020, which is included in revenue from tenants on the consolidated statement of operations and comprehensive loss. The Company incurred $1.0 million of bad debt expense, including straight-line rent write-offs, related to the LaSalle Tenant during the six months ended June 30, 2019.
On February 15, 2019, the Company filed an amended petition in Texas state court seeking the appointment of a receiver to manage the operations at these properties and for recovery of damages for the various breaches by the LaSalle Tenant. Subsequently The LaSalle Group Inc., a guarantor of certain of the LaSalle Tenant’s lease obligations (the “LaSalle Guarantor”), filed for voluntarily relief under chapter 11 of the United States Bankruptcy Code. The Company severed its claims against the LaSalle Guarantor from the action against the LaSalle Tenant. On August 27, 2019, the court awarded the Company monetary damages on its claims against the LaSalle Tenant in an amount equal to $7.7 million plus interest.
On October 30, 2019, the court entered into an order appointing a receiver. This receiver was empowered to replace the LaSalle Tenant with a new tenant and operator at the properties, and, on February 15, 2020, the receiver took operational control of the properties. As noted above, the Company worked with the receiver and the Company’s designated third-party operator to transition the LaSalle Properties to its SHOP operating segment on July 1, 2020. Now that the transition is complete, the Company has gained more control over the operations of the LaSalle Properties, and the Company believes this will allow the Company to improve performance and the cash flows generated by the properties. There can be no assurance, however, that completing this transition will result in the Company achieving its operational objectives.
The NuVista Tenant
The Company had tenants at two of its Florida properties located in Lutz and Wellington Florida (collectively, the “NuVista Tenant”) that were in default under their leases beginning from July 2017. On January 1, 2018 the property was transitioned to the SHOP segment when the Company replaced the NuVista Tenant as tenant at the Lutz, Florida property with a taxable REIT subsidiary (“TRS”) and engaged a third-party operator to operate the property. As a result, the property was transitioned to the SHOP segment as of January 1, 2018. This structure is permitted by the REIT rules, under which a REIT may lease qualified healthcare properties on an arm’s length basis to a TRS if the property is operated on behalf of such subsidiary by an entity who qualifies as an eligible independent contractor.
At the property located in Wellington, Florida, the Company and the tenant entered into an operations transfer agreement (the “OTA”) pursuant to which the Company and the tenant agreed to cooperate in transitioning operations at the property to a third party operator selected by the Company. On February 19, 2019, in response to litigation commenced by the Company against the NuVista Tenant to enforce the OTA, the United States District Court for the Southern District of Florida entered into an agreed order (the “Order”) pursuant to which it found that the NuVista Tenant was in default under the lease for the property and that the OTA was valid, binding and in full force and effect, as modified by the Order. Subsequent to the entry into the Order, the Company, its designated third-party operator and the NuVista Tenant transitioned operations at the property to the Company’s designated third-party operator. The Company’s designated third-party operator received its license to operate the facility on April 1, 2019 and is in operational control of the property. On May 20, 2019, the court entered into a final order from the court terminating the existing lease with the NuVista Tenant. Following entry into the order, the property in Wellington, Florida transitioned to the SHOP segment as of April 1, 2019. In connection with this transition, the Company replaced the NuVista Tenant as a tenant with a TRS, and engaged a third-party operator to operate the property. During the year end December 31, 2019 the company received $1.6 million under the OTA for periods prior to the lease termination, which amounts had previously been fully reserved. This payment under the OTA is included in revenue from tenants in consolidated statements of operations and comprehensive loss.
In August 2020, the Company entered into a PSA to sell the properties located in Lutz and Wellington Florida. See Note 17
— Subsequent Events.